DOCKET NUMBER      :  031760160
CONTROL NUMBER     :  J903746
DATE INC/AUTH/FILED:  02/23/1989
JURISDICTION       :  GEORGIA
PRINT DATE         :  06/25/2003
FORM NUMBER        :  215

                                                                   Exhibit 3.99

                               SECRETARY OF STATE
                             Corporations Division
                                 315 West Tower
                         #2 Martin Luther King, Jr. Dr.
                          Atlanta, Georgia 30334-1530

C T CORPORATION SYSTEM
PATTIE HARDY
1201 PEACHTREE STREET, NE
ATLANTA, GA 30361


                                 CERTIFIED COPY

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

                            SPORTSLIFE ROSWELL, INC.
                         A DOMESTIC PROFIT CORPORATION

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the date set forth above its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia.

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.


[STATE OF GEORGIA SEAL]                             /s/ CATHY COX
                                                        Cathy Cox
                                                   Secretary of State

CHARTER NUMBER   :  8903746 UP
DATE INCORPORATED:  FEBRUARY 23, 1989
COUNTY           :  COBB
EXAMINER         :  SANDRA JEAN SNOW
TELEPHONE        :  404-656-2811


                               SECRETARY OF STATE
                        Business Services and Regulation
                             Suite 306, West Tower
                           Martin Luther King Jr. Dr.
                             Atlanta, Georgia 30334

Mailed to:
FRED D. BENTLEY, JR.
P.O. BOX 968
MARIETTA    GA 30061


                          CERTIFICATE OF INCORPORATION

I, MAX CLELAND, SECRETARY OF STATE AND THE CORPORATIONS COMMISSIONER OF THE STATE OF GEORGIA DO HEREBY CERTIFY, UNDER THE SEAL OF MY OFFICE, THAT

-------------------------------------------------------------------------------
                           "SPORTSLIFE ROSWELL, INC."
-------------------------------------------------------------------------------

HAS BEEN DULY INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA ON THE DATE SET FORTH ABOVE, BY THE FILING OF ARTICLES OF INCORPORATION IN THE OFFICE OF THE SECRETARY OF STATE AND THE FEES THEREFOR PAID, AS PROVIDED BY LAW, AND THAT ATTACHED HERETO IS A TRUE COPY OF SAID ARTICLES OF INCORPORATION.

     WITNESS, MY HAND AND OFFICIAL SEAL, IN THE CITY OF ATLANTA AND THE STATE OF GEORGIA ON THE DATE SET FORTH BELOW:


DATE: FEBRUARY 28, 1989


[STATE OF GEORGIA SEAL]                             /s/ MAX CLELAND
                                                        MAX CLELAND
                                                    SECRETARY OF STATE


                                                  /s/ H. WAYNE HOWELL
                                                      H. WAYNE HOWELL
                                                 DEPUTY SECRETARY OF STATE


SECURITIES        CEMETERIES        CORPORATIONS        CORPORATIONS HOT LINE
 656-2854          656-3079           656-2817              404-656-2222
                                                        Outside Metro Atlanta

                           ARTICLES OF INCORPORATION

                            SPORTSLIFE ROSWELL, INC.


                                      (1)

     The name of the Corporation is SPORTSLIFE ROSWELL, INC.

                                      (2)

     The Corporation shall have perpetual duration.

                                      (3)

     The Corporation is organized for pecuniary gain and the following purposes: Owning, operating, selling, buying, purchasing, establishing, merging, or otherwise working with a business or businesses, profession or professions for the pursuit of physical health, recreational facilities, racquet ball courts, swimming pool, jogging path, and all other forms of exercise activity, and any other valid or legal business enterprise. To acquire, invest, reinvest, syndicate, hold, rent, lease, sell or encumber stocks, bonds, real and personal property and other investments; and to own, sell, encumber, secure, pledge, hold, maintain or otherwise operate real or personal property for the above stated purposes; and to do or perform any and all other acts commensurate with the above stated purposes.

                                      (4)

     The minimum amount of capital stock authorized by the corporation and the amount of the capital with which the Corporation shall begin business, either in cash or other assets, or a



BENTLEY,
BENTLEY & BENTLEY
ATTORNEYS AT LAW
260 WASHINGTON AVE.
MARIETTA, GA. 30080
422-2300
combination of the two, shall be $500.00, in payment for the issuance of shares of stock.

                                      (5)

     The Corporation shall have authority to issue not more than 1,000,000 shares of common stock of $10.00 par value.

                                      (6)

     The initial registered office of the Corporation shall be located at 1990 Delk Industrial Drive, Marietta, Georgia 30067. The initial registered agent of the Corporation shall be Lyle Ray Irwin.

                                      (7)

     The initial Board of Directors shall consist of four members who shall be:

     NAME                                         ADDRESS

Richard P. Boggs                   1990 Delk Industrial Dr., Marietta, 30067

Lyle Ray Irwin                     1990 Delk Industrial Dr., Marietta, 30067

Louis Off                          1990 Delk Industrial Dr., Marietta, 30067

Gerald Alles                       1990 Delk Industrial Dr., Marietta, 30067

                                      (8)

     The name and address of the incorporator:

     NAME                                         ADDRESS

Richard P. Boggs                   1990 Delk Industrial Dr., Marietta, 30067

                                      (9)

     This corporation is organized pursuant to the provision of the Georgia Business Corporation Code.




BENTLEY,
BENTLEY & BENTLEY
ATTORNEYS AT LAW
260 WASHINGTON AVE.
MARIETTA, GA. 30080
422-2300

                                      (10)

     The registered agent for SPORTSLIFE ROSWELL, INC. shall be Lyle Ray Irwin, whose address is 1990 Delk Industrial Boulevard, Marietta, GA 30067.

     IN WITNESS WHEREOF, the undersigned executed these Articles of Incorporation.


                                          /s/ RICHARD P. BOGGS
                                          -----------------------------
                                          RICHARD P. BOGGS



BENTLEY,
BENTLEY & BENTLEY
ATTORNEYS AT LAW
260 WASHINGTON AVE.
MARIETTA, GA. 30080
422-2300

GEORGIA, COBB COUNTY


     The undersigned, LYLE RAY IRWIN, does hereby consent to serve as registered agent for SPORTSLIFE ROSWELL, INC.

     This 20th day of February, 1989.



                                          /s/ LYLE RAY IRWIN
                                          -------------------------------------
                                          LYLE RAY IRWIN, Registered Agent
                                          1990 Delk Industrial Boulevard
                                          Marietta, GA 30067



BENTLEY,
BENTLEY & BENTLEY
ATTORNEYS AT LAW
260 WASHINGTON AVE.
MARIETTA, GA. 30080
422-2300

SECRETARY OF STATE

BUSINESS SERVICES AND REGULATION   FORM NUMBER         =    N1
                                   CERTIFICATE DATE    =    09/27/88
SUITE 306, WEST TOWER              DOCKET NUMBER       =    88271355
                                   EXAMINER            =    DONNA L HYDE
2 MARTIN LUTHER KING JR. DR.       TELEPHONE           =    404-656-2968

ATLANTA, GEORGIA 30334


REQUESTED BY:

FRED BENTLEY, JR.
P.O. BOX 968
MARIETTA       GA 30060

                     RENEWAL OF CORPORATE NAME CERTIFICATE

     THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO, AND APPEARS TO BE DISTINGUISHABLE FROM, THE NAME OF ANY OTHER EXISTING CORPORATION, PROFESSIONAL ASSOCIATION, OR LIMITED PARTNERSHIP ON FILE PURSUANT TO THE APPLICABLE PROVISION OF THE GEORGIA LAWS RELATING TO CORPORATIONS, PROFESSIONAL ASSOCIATIONS AND LIMITED PARTNERSHIPS (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).

--------------------------------------------------------------------------------
                           "SPORTSLIFE ROSWELL, INC."
--------------------------------------------------------------------------------

     THIS CERTIFICATE SHALL BE VALID FOR A PERIOD OF TWO CALENDAR MONTHS FOR PROFIT AND NONPROFIT CORPORATIONS AND PROFESSIONAL ASSOCIATIONS (DP, FP, DM, FM, & PA), SIXTY (60) DAYS FOR LIMITED PARTNERSHIPS AND SIX CALENDAR MONTHS FOR BANKS (BK) FROM THE DATE OF THIS CERTIFICATE. THE CERTIFICATE MAY NOT BE RENEWED AND THE NAME WILL BE AVAILABLE AT THE END OF SAID PERIOD. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION, CERTIFICATE OF LIMITED PARTNERSHIP OR APPLICATION FOR CERTIFICATE OF AUTHORITY OR PROFESSIONAL ASSOCIATION.

     THIS IS A RENEWAL CERTIFICATE. THE CERTIFICATE WILL EXPIRE AS SET FORTH ABOVE AND WILL NOT BE SUBJECT TO ANOTHER RENEWAL.

                              /S/ MAX CLELAND

                              MAX CLELAND
                              SECRETARY OF STATE


                              /S/ H. WAYNE HOWELL

                              H. WAYNE HOWELL
                              DEPUTY SECRETARY OF STATE


[SEAL STATE OF GEORGIA]

SECURITIES          CEMETERIES          CORPORATIONS       CORPORATIONS HOTLINE
 656-2894            656-3079             656-2817             404-656-2222
                                                           OUTSIDE METRO ATLANTA

                            [STATE OF GEORGIA SEAL]

                        BUSINESS SERVICES AND REGULATION
                   ARTICLES OF INCORPORATION DATA ENTRY FORM
                            FOR GEORGIA CORPORATIONS


MAX CLELAND                                                                                                          H. WAYNE HOWELL
Secretary of State                                                                                         Deputy Secretary of State



I.     Filing Date:                           Code:                                  Docket No.:
                   -------------------------       -------------------------------              ------------------------------------
       Assigned Exam:                                                                Amt.: $                      By:
                     -------------------------------------------------------------          --------------------     ---------------
       Charter Number: 8903746                                                       Completed:
                      ------------------------------------------------------------             -------------------------------------


                  DO NOT WRITE ABOVE THIS LINE -- SOS USE ONLY

     NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.


II.    Corporate Name: SPORTSLIFE ROSWELL, INC.
------------------------------------------------------------------------------------------------------------------------------------
       Mailing Address: 1990 Delk Industrial Drive
------------------------------------------------------------------------------------------------------------------------------------
       City: Marietta                         County: Cobb                           State: Georgia               Zip Code: 30067
------------------------------------------------------------------------------------------------------------------------------------


III.   Fees Submitted: Bentley, Bentley & Bentley
------------------------------------------------------------------------------------------------------------------------------------
       Secretary of State: $40.00             Check No.: 51
------------------------------------------------------------------------------------------------------------------------------------
       Clerk of Court: $22.00                 Check No.: 49                          County: Cobb
------------------------------------------------------------------------------------------------------------------------------------
       Publisher: $60.00                      Check No.: 50                          Name: Marietta Daily Journal
------------------------------------------------------------------------------------------------------------------------------------


IV.    Incorporator: Richard P. Boggs
------------------------------------------------------------------------------------------------------------------------------------
       Address: 1990 Delk Industrial Drive
------------------------------------------------------------------------------------------------------------------------------------
       City: Marietta                                                                State: Georgia               Zip Code: 30067
------------------------------------------------------------------------------------------------------------------------------------


V.     Registered Agent/Office: Lyle Ray Irwin
------------------------------------------------------------------------------------------------------------------------------------
       Address: 1990 Delk Industrial Drive
------------------------------------------------------------------------------------------------------------------------------------
       City: Marietta                                                                State: Georgia               Zip Code: 30067
------------------------------------------------------------------------------------------------------------------------------------

VI.    ARTICLES OF INCORPORATION FILING CHECK-OFF LIST                                          Applicant         Examiner
------------------------------------------------------------------------------------------------------------------------------------
       1. Original and two conformed copies of Articles of Incorporation                            X
------------------------------------------------------------------------------------------------------------------------------------
       2. Corporate name certificate enclosed and verified                                          X
------------------------------------------------------------------------------------------------------------------------------------
       3. Publisher's and Clerk's checks enclosed and verified                                      X
------------------------------------------------------------------------------------------------------------------------------------
       4. Consent form enclosed and verified                                                        X
------------------------------------------------------------------------------------------------------------------------------------
       5. Corporate duration and statutory authority stated                                         X
------------------------------------------------------------------------------------------------------------------------------------
       6. Number shares, par value, minimum capital stated                                          X
------------------------------------------------------------------------------------------------------------------------------------
       7. Number of directors and their names and addresses                                         X
------------------------------------------------------------------------------------------------------------------------------------

VII.   Applicant/Attorney: Fred D. Bentley, Jr.                                      Telephone: 422-2300
------------------------------------------------------------------------------------------------------------------------------------
       Address: P.O. Box 968
------------------------------------------------------------------------------------------------------------------------------------
       City: Marietta                                                                State: Georgia               Zip Code: 30061
------------------------------------------------------------------------------------------------------------------------------------

NOTICE: Attach Articles of Incorporation, Secretary of State filing fee, name certificate, consent to serve as registered agent, publisher's letter and fee and clerk's fee and file with the Secretary of State at 2 Martin Luther King Jr. Dr., Suite 315, West
Tower, Atlanta, Georgia 30334. For information call 404-658-2817. This form does not replace the Articles of Incorporation. I understand that the information on this form will be used in the Secretary of State Corporate data base.

Signed:  /s/ Richard P. Boggs                                                                               Date:  February 20, 1989
------------------------                                                                                    ------------------------

Form A-100
2-1-87